UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5074

Dreyfus BASIC U.S. Mortgage Securities Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/12

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Financial Futures
12	Statement of Options Written
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
29	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
U.S. Mortgage Securities Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC U.S. Mortgage Securities Fund, covering the six-month period from January 1, 2012, through June 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After posting sharp declines at the start of the reporting period, many investments gained value over the fall of 2011 and in early 2012, when investors responded positively to improving U.S. employment trends and measures by European policymakers to address the region’s sovereign debt crisis. However, political developments later raised doubts about some of Europe’s proposed solutions, and U.S. economic data weakened in the spring. Consequently, stocks and higher yielding bonds gave back some of their previous gains, while yields of U.S. Treasury securities declined to levels not seen since the 1940s. In contrast, yields of money market instruments remained near historical lows as the Federal Reserve Board left its target for short-term interest rates unchanged and prevailing yields remained low.

Despite the recent downturn in market sentiment, we believe the U.S. and global economies are likely to remain on mildly upward trajectories. In our judgment, current sluggishness is at least partly due to the lagging effects of tighter monetary policies in some areas of the world, and we expect stronger growth when a shift to more accommodative policies begins to have an impact on global economic activity. In addition, the adjustment among U.S. exporters to weaker European demand and slower economic growth in certain emerging markets should be largely completed later this year, potentially setting the stage for a stronger economic rebound in 2013.

As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2012, through June 30, 2012, as provided by Robert Bayston and Karen Gemmett, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2012, Dreyfus BASIC U.S. Mortgage Securities Fund achieved a total return of 1.64%.1 In comparison, the fund’s benchmark, the Barclays Capital GNMA Index (the “Index”), achieved a total return of 1.63% for the same period.2

Although improving economic fundamentals caused prices of U.S. government securities to fall early in the reporting period, disappointing employment data and a worsening European debt crisis later prompted investors to return to traditional safe havens, offsetting previous losses.The fund produced a return that was in line with its benchmark.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income.The fund invests primarily in Government National Mortgage Association (“Ginnie Mae” or “GNMA”) securities. The fund may also invest in privately issued commercial and residential pass-through securities, and other mortgage-related securities.

Renewed Economic Weakness Boosted Treasuries Market

At the start of 2012, investors responded positively to employment gains and increased manufacturing activity in a recovering U.S. economy, as well as measures by European policymakers to prevent the spread of instability in the region’s banking system. Consequently, investors grew more tolerant of risks, and they shifted their attention away from U.S. government securities toward riskier assets, such as higher yielding corporate-backed bonds.

However, new developments in the spring called the sustainability of the economic recovery into question. The U.S. labor market’s rebound slowed when the public sector shed jobs and the private sector’s employment gains proved more anemic than expected. Austerity measures designed to relieve fiscal pressures in Europe encountered resistance in some countries, endangering the region’s economic prospects.These

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

headwinds sparked a renewed flight to perceived safe havens, and U.S. government securities gained value, offsetting losses posted earlier in the reporting period.

The U.S. mortgage-backed securities market also was influenced by efforts to support struggling housing markets and stimulate domestic economic growth.The Federal Reserve Board (the “Fed”) conducted “Operation Twist,” which sought to reduce long-term interest rates through purchases of long-term U.S. Treasury securities. Meanwhile, the federal government’s Home Affordable Refinance Program (HARP) provided distressed homeowners with access to lower cost mortgages. These measures caused yield differences to narrow along the market’s maturity range, producing price gains for securities at the longer end of the spectrum.

Shift in Strategy Produced Good Results

The fund began the year with an emphasis on higher coupon mortgages, enabling it to earn higher levels of current income at a time when the risks of elevated prepayment activity were limited by depressed home values and tight lending standards. However, U.S. monetary and fiscal policies appeared likely to boost prepayment activity during the first quarter of the year, prompting us to shift the fund’s focus to lower coupon mortgages. This change in strategy produced relatively robust results as the expansion of the HARP program resulted in generally higher prepayment expectations for higher coupon mortgages and speculation of further purchases by the Federal Reserve increased demand for lower coupon mortgages.

We also increased the fund’s holdings of TBA securities for which the specific mortgage pools underlying the securities are “to be announced” in the future. Moreover, challenging liquidity conditions for mortgage-backed securities from the Federal Home Loan Mortgage Corporation (Freddie Mac) prompted us to reduce exposure to this government-sponsored enterprise’s bonds.

We implemented a strategy using options to capture the expected benefits of lower implied interest rate volatility.This strategy generally supported the fund’s relative performance for the reporting period, but it was more effective during the first quarter than the second quarter.

We maintained the fund’s interest rate strategies, including its average duration and yield curve positioning, in ranges we considered to be in line with market averages.

Maintaining a Cautious Stance

We have remained cautious with regard to the macroeconomic environment. Uncertainty is likely to remain elevated over the near term as investors react to headlines trumpeting each new development in Europe’s struggles, and recently mixed U.S. economic data has led some analysts to expect additional measures by the Fed to boost market liquidity and stimulate economic growth.The U.S. presidential election and continued Congressional gridlock also have added a degree of uncertainty to the investment climate.

We are more optimistic regarding the longer term prospects of the U.S. economy, which could begin to show signs of renewed strength later in the year.Therefore, we have maintained a relatively defensive investment posture, focusing on lower-coupon mortgages that tend to be less sensitive to increases in prepayment activity. In our judgment, this is a prudent strategy in today’s challenging market environment.

July 16, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on mortgage-related bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The performance figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement that may be terminated after May 1, 2013, in which shareholders would be given at least 90 days’ notice if this agreement was to be terminated or modified. Had these expenses not been absorbed, the fund’s performance would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.The Index is not subject to fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC U.S. Mortgage Securities Fund from January 1, 2012 to June 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2012

Expenses paid per $1,000†	$3.26
Ending value (after expenses)	$1,016.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2012

Expenses paid per $1,000†	$3.27
Ending value (after expenses)	$1,021.63

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2012 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—110.0%	Rate (%)	Date	Amount ($)	Value ($)
Asset—Backed Certificates—6.6%
Ally Auto Receivables Trust,
Ser. 2011-1, Cl. A2	0.81	10/15/13	93,077	93,105
Carmax Auto Owner Trust,
Ser. 2012-1, Cl. A1	0.38	2/15/13	169,736	169,761
Carmax Auto Owner Trust,
Ser. 2011-2, Cl. A2	0.68	9/15/14	805,864	806,588
Chase Issuance Trust,
Ser. 2008-A11, Cl. A11	5.40	7/15/15	880,000	925,186
Ford Credit Auto Lease Trust,
Ser. 2011-B, Cl. A2	0.82	1/15/14	900,000	901,394
Ford Credit Auto Owner Trust,
Ser. 2011-B, Cl. A2	0.68	1/15/14	188,581	188,817
Harley-Davidson Motorcycle Trust,
Ser. 2009-4, Cl. A4	2.40	7/15/14	712,580	714,800
Harley-Davidson Motorcycle Trust,
Ser. 2009-2, Cl. A4	3.32	2/15/17	688,210	691,761
Honda Auto Receivables Owner
Trust, Ser. 2012-1, Cl. A1	0.41	3/15/13	394,615	395,015
Hyundai Auto Receivables Trust,
Ser. 2011-B, Cl. A2	0.59	3/17/14	361,105	361,237
Nissan Auto Lease Trust,
Ser. 2011-A, Cl. A2A	0.70	1/15/14	324,586	324,672
Volkswagen Auto Loan Enhanced
Trust, Ser. 2010-1, Cl. A3	1.31	1/20/14	179,797	180,034
World OMNI Automobile Lease
Securitization, Ser. 2011-A, Cl. A2	0.81	10/15/13	294,133	294,455
				6,046,825
Asset-Backed Ctfs./
Credit Cards—5.3%
Capital One Multi-Asset Execution
Trust, Ser. 2008-A3, Cl. A3	5.05	2/15/16	1,000,000	1,035,094
Chase Issuance Trust,
Sr. 2008-A4, Cl. A4	4.65	3/15/15	1,000,000	1,029,829
Chase Issuance Trust,
Ser. 2007-A17, Cl. A	5.12	10/15/14	950,000	963,376
Citibank Credit Card Issuance
Trust, Ser. 2009-A5, Cl. A5	2.25	12/23/14	800,000	807,208
GE Capital Credit Card Master Note
Trust, Ser. 2009-2, Cl. A	3.69	7/15/15	1,000,000	1,000,000
				4,835,507

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Home Equity Loans—.1%
Equivantage Home Equity Loan
Trust, Ser. 1996-2, Cl. A4	8.05	6/25/27	133,237		121,531
Commercial Mortgage
Pass-Through Ctfs.—.4%
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. F	2.63	3/6/20	325,000	[a,b]	321,956
Residential Mortgage
Pass-Through Ctfs.—.6%
Countrywide Home Loan Mortgage
Pass-Through Trust,
Ser. 2002-19, Cl. B1	6.07	11/25/32	226,208	[a]	219,740
GMAC Mortgage Corp. Loan Trust,
Ser. 2004-J1, Cl. M3	5.50	4/25/34	430,401		182,643
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	2.76	12/25/34	117,268	[a]	99,277
					501,660
U.S. Government Agencies/
Mortgage-Backed—97.0%
Federal Home Loan Mortgage Corp.:
4.00%, 12/1/40			711,579	[c]	756,310
4.50%, 12/1/24			355,943	[c]	385,888
Stripped Security,
Interest Only Class, REMIC,
Ser. 1987, Cl. PI, 7.00%, 9/15/12			184	[c,d]	1
Federal National Mortgage Association:
4.00%			4,235,000	[c,e]	4,500,349
4.50%			2,182,000	[c,e]	2,340,806
4.00%, 1/1/25—12/1/41			1,017,686	[c]	1,091,053
5.00%, 1/1/18—5/1/39			240,911	[c]	262,625
5.50%, 9/1/39			1,055,538	[c]	1,165,221
6.00%, 4/1/35			271,656	[c]	300,595
Government National Mortgage Association I:
3.50%			5,335,000	[e]	5,707,616
4.00%			335,000	[e]	365,935
4.50%			4,175,000	[e]	4,565,754
5.00%			3,120,000	[e]	3,433,463

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
3.50%, 11/15/41—5/15/42	6,583,388	7,057,670
4.00%, 1/15/41—4/20/42	9,125,645	9,997,586
4.50%, 5/15/39—3/20/42	9,270,361	10,231,669
5.00%, 5/15/33—3/15/41	3,866,419	4,277,130
5.50%, 6/15/20—9/15/39	4,972,420	5,559,699
6.00%, 10/15/19—9/15/39	1,291,999	1,459,875
6.50%, 9/15/31	3,388	3,954
7.00%, 1/15/24—2/15/24	16,546	19,456
7.50%, 12/15/23	3,881	4,245
8.00%, 1/15/22—12/15/22	77,783	91,657
8.50%, 1/15/20—3/15/22	17,428	17,746
9.00%, 11/15/19—11/15/22	4,707	4,887
9.50%, 9/15/19—10/15/20	2,514	2,531
Government National Mortgage Association II:
4.50%	5,495,000[e]	6,041,924
5.00%	6,510,000[e]	7,191,516
4.00%, 11/20/40—5/20/42	2,356,799	2,577,866
4.50%, 12/20/39—1/20/42	2,476,808	2,733,411
5.00%, 9/20/33—4/20/35	718,160	798,889
5.50%, 1/20/34—9/20/35	1,504,110	1,677,728
6.00%, 6/20/35—3/20/36	3,019,071	3,406,733
6.50%, 6/20/31—7/20/31	147,011	170,446
7.00%, 12/20/27—8/20/31	256,745	306,064
9.00%, 1/20/20—7/20/25	8,273	10,221
9.50%, 9/20/21—12/20/21	4,115	5,042
		88,523,561
Total Bonds and Notes
(cost $98,069,565)		100,351,040

Short-Term Investments—27.7%
U.S. Treasury Bills:
0.04%, 7/5/12	10,005,000	10,004,970
0.06%, 7/19/12	14,536,000	14,535,738
0.11%, 8/16/12	690,000[f]	689,964
Total Short-Term Investments
(cost $25,230,455)		25,230,672

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $322,500)	322,500[g]	322,500

Total Investments (cost $123,622,520)	138.0%	125,904,212
Liabilities, Less Cash and Receivables	(38.0%)	(34,683,502)
Net Assets	100.0%	91,220,710

REMIC—Real Estate Mortgage Investment Conduit
a Variable rate security—interest rate subject to periodic change.
b Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At June 30, 2012, this security was valued at $321,956 or .4% of net assets.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
d Notional face amount shown.
e Purchased on a forward commitment basis.
f Held by or on behalf of a counterparty for open financial futures positions.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	97.0	Asset/Mortgage-Backed	13.0
Short-Term/
Money Market Investments	28.0		138.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
June 30, 2012 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 6/30/2012($)
Financial Futures Long
U.S. Treasury 5 Year Notes	14	1,735,563	September 2012	110
Financial Futures Short
U.S. Treasury 10 Year Notes	23	(3,067,625)	September 2012	3,305
				3,415

See notes to financial statements.

The Fund	11

STATEMENT OF OPTIONS WRITTEN
June 30, 2012 (Unaudited)

	Face Amount
	Covered by
	Contracts ($)		Value ($)
Call Options:
10-Year USD LIBOR-BBA,
January 2015 @ $2.97	4,030,000	[a]	(318,064)
10-Year USD LIBOR-BBA,
March 2015 @ $2.98	2,000,000	[a]	(156,644)
Put Options:
10-Year USD LIBOR-BBA,
January 2015 @ $2.97	4,030,000	[a]	(135,114)
10-Year USD LIBOR-BBA,
March 2015 @ $2.98	2,000,000	[a]	(70,398)
(premiums received $705,068)			(680,220)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—U.S. Dollar
a Non-income producing security.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	123,300,020	125,581,712
Affiliated issuers	322,500	322,500
Cash		16,211
Receivable for investment securities sold		12,407,869
Receivable for open mortgage-backed dollar rolls—Note 4		8,047,249
Dividend and interest receivable		272,565
Receivable for futures variation margin—Note 4		12,903
Receivable for shares of Beneficial Interest subscribed		7,193
Prepaid expenses		17,753
		146,685,955
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		38,862
Payable for open mortgage—backed dollar rolls—Note 4		51,482,665
Payable for investment securities purchased		3,178,872
Outstanding options written, at value (premiums received
$705,068)—See Statement of Options Written—Note 4		680,220
Payable for shares of Beneficial Interest redeemed		25,402
Accrued expenses		59,224
		55,465,245
Net Assets ($)		91,220,710
Composition of Net Assets ($):
Paid-in capital		87,649,906
Accumulated undistributed investment income—net		23,111
Accumulated net realized gain (loss) on investments		1,237,738
Accumulated net unrealized appreciation (depreciation) on
investments and options transactions (including $3,415
net unrealized appreciation on financial futures)		2,309,955
Net Assets ($)		91,220,710
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		5,386,378
Net Asset Value, offering and redemption price per share ($)		16.94

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (Unaudited)

Investment Income ($):
Income:
Interest	958,553
Dividends;
Affiliated issuers	543
Income from securities lending—Note 1 (b)	104
Total Income	959,200
Expenses:
Management fee—Note 3(a)	298,772
Shareholder servicing costs—Note 3(b)	60,600
Auditing fees	24,803
Legal fees	16,505
Custodian fees—Note 3(b)	14,087
Prospectus and shareholders’ reports	11,149
Registration fees	9,926
Trustees’ fees and expenses—Note 3(c)	9,019
Loan commitment fees—Note 2	572
Miscellaneous	20,385
Total Expenses	465,818
Less—reduction in expenses due to undertaking—Note 3(a)	(141,515)
Less—reduction in fees due to earnings credits—Note 3(b)	(61)
Net Expenses	324,242
Investment Income—Net	634,958
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,684,310
Net realized gain (loss) on options transactions	47,082
Net realized gain (loss) on financial futures	(9,638)
Net Realized Gain (Loss)	1,721,754
Net unrealized appreciation (depreciation) on investments	(651,099)
Net unrealized appreciation (depreciation) on options transactions	23,512
Net unrealized appreciation (depreciation) on financial futures	(62,882)
Net Unrealized Appreciation (Depreciation)	(690,469)
Net Realized and Unrealized Gain (Loss) on Investments	1,031,285
Net Increase in Net Assets Resulting from Operations	1,666,243

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2012	Year Ended
	(Unaudited)	December 31, 2011
Operations ($):
Investment income—net	634,958	1,331,307
Net realized gain (loss) on investments	1,721,754	3,338,016
Net unrealized appreciation
(depreciation) on investments	(690,469)	1,192,110
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,666,243	5,861,433
Dividends to Shareholders from ($):
Investment income—net	(800,171)	(1,415,308)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	31,759,847	30,781,247
Dividends reinvested	698,820	1,201,449
Cost of shares redeemed	(41,685,631)	(14,690,997)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(9,226,964)	17,291,699
Total Increase (Decrease) in Net Assets	(8,360,892)	21,737,824
Net Assets ($):
Beginning of Period	99,581,602	77,843,778
End of Period	91,220,710	99,581,602
Undistributed investment income—net	23,111	188,324
Capital Share Transactions (Shares):
Shares sold	1,883,483	1,853,625
Shares issued for dividends reinvested	41,405	73,848
Shares redeemed	(2,469,576)	(902,749)
Net Increase (Decrease) in Shares Outstanding	(544,688)	1,024,724

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2012			Year Ended December 31,
	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	16.79	15.87	15.28	14.90	14.93	14.80
Investment Operations:
Investment income—net[a]	.11	.27	.40	.52	.63	.69
Net realized and unrealized
gain (loss) on investments	.18	.95	.64	.45	(.01)	.14
Total from Investment Operations	.29	1.22	1.04	.97	.62	.83
Distributions:
Dividends from
investment income—net	(.14)	(.30)	(.45)	(.59)	(.65)	(.70)
Net asset value, end of period	16.94	16.79	15.87	15.28	14.90	14.93
Total Return (%)	1.64[b]	7.75	6.88	6.58	4.27	5.86
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94[c]	.98	.99	.96	1.00	.95
Ratio of net expenses
to average net assets	.65[c]	.65	.65	.56	.59	.65
Ratio of net investment income
to average net assets	1.28[c]	1.69	2.56	3.43	4.26	4.69
Portfolio Turnover Rate[d]	403.56[b]	626.58	348.58	289.27	386.49	256.52
Net Assets, end of period
($ x 1,000)	91,221	99,582	77,844	85,993	79,929	88,728

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended June 30, 2012,
December 31, 2011, 2010, 2009, 2008 and 2007, were 107.10%, 90.02%, 43.38%, 73.05%, 114.97% and
83.72%, respectively.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC U.S. Mortgage Securities Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the fund’s Board of Trustees.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	11,003,863	—	11,003,863
Commercial
Mortgage-Backed	—	321,956	—	321,956
Mutual Funds	322,500	—	—	322,500
Residential
Mortgage-Backed	—	501,660	—	501,660
U.S. Government
Agencies/
Mortgage-Backed	—	88,523,561	—	88,523,561
U.S. Treasury	—	25,230,672	—	25,230,672
Other Financial
Instruments:
Financial futures†	3,415	—	—	3,415
Liabilities ($)
Other Financial
Instruments:
Options Written	—	(680,220)	—	(680,220)
† Amount shown represents unrealized appreciation at period end.

For the period ended June 30, 2012, there were no transfers of securities, financial futures or options purchased or written between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2012, The Bank of New York Mellon earned $56 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2011	($)	Purchases ($)	Sales ($)	6/30/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	141,556		37,457,256	37,276,312	322,500.3

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $407,730 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2011. If not applied, $348,802 of the carryover expires in fiscal year 2014 and $58,928 expires in fiscal year 2016.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2011 was as follows: ordinary income $1,415,308. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncement: In April 2011, FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 was effective for new transfers and existing transactions that were modified in the first interim or annual period beginning on or after December 15, 2011.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund’s average daily net assets and is payable monthly.The Manager has undertaken, until May 1, 2013, to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses (exclusive of taxes, brokerage fees, interest expense, commitment fees on borrowings and extraordinary expenses) do not exceed .65% of the value of the fund’s average daily net assets.This agreement may be terminated after May 1, 2013, upon 90 days notice to shareholders. The reduction in expenses, pursuant to the undertaking, amounted to $141,515 during the period ended June 30, 2012.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2012, the fund was charged $24,291 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. Since May 29, 2012, DTI has also provided certain cash management services for the fund. During the period ended June 30, 2012, the fund was charged $14,576 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2012, the fund was charged $14,087 pursuant to the custody agreement.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2012, the fund was charged $1,279 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $61.

During the period ended June 30, 2012, the fund was charged $3,183 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $46,900, custodian fees $6,642, Chief Compliance Officer fees $3,183 and transfer agency per account fees $9,696, which are offset against an expense reimbursement currently in effect in the amount of $27,559.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities , excluding short-term securities, financial futures and options transactions, during the period ended June 30, 2012, amounted to $443,769,281 and $440,392,263, respectively, of which $322,954,133 in purchases and $323,519,396 in sales were from mortgage dollar roll transactions.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at June 30, 2012 are set forth in the Statement of Financial Futures.

Options Transactions:The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an investment. The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

  The following summarizes the fund’s call/put options written during the period ended June 30, 2012:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2011	2,300,000	32,560
Contracts written	18,300,000	788,520
Contracts terminated:
Contracts closed	2,340,000	50,292	34,219	16,073
Contracts expired	6,200,000	65,720	—	65,720
Total contracts terminated	8,540,000	116,012	34,219	81,793
Contracts Outstanding
June 30, 2012	12,060,000	705,068

  The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2012:

Average Market Value ($)
Interest rate financial futures	3,645,500
Interest rate options contracts	155,700

At June 30, 2012, accumulated net unrealized appreciation on investments was $2,281,692, consisting of $2,671,129 gross unrealized appreciation and $389,437 gross unrealized depreciation.

At June 30, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on June 28, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was generally above the Performance Group and Performance Universe medians, ranking in the first quartile of the Performance Universe in the one-, two- and three-year periods ended May 31, 2012.The Board also noted that the fund’s yield performance was below the Performance Group median for each of the ten one-year periods ended May 31st and was at or below the Performance Universe median in nine of the ten one-year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was at the Expense Group median and below the Expense Universe median and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has agreed to limit the fund’s expenses, exclusive of taxes, brokerage fees, interest expense, commitment fees on borrowings and extraordinary expenses, but including the management fee, to .65% of the value of the fund’s average daily net assets.The Board noted that this agreement may be terminated after May 1, 2013, upon 90 days’ notice to shareholders.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At a special Board meeting held on April 23, 2012, the Board approved consolidating the fund’s Board with the boards of certain other funds in The Dreyfus Family of Funds, effective September 1, 2012, subject to the election of the new Board members by shareholders of the fund (the “Board Consolidation”). It was noted that, to align the renewal dates of the Management Agreements of the funds involved in the Board Consolidation, management recommended changing the fund’s Management Agreement renewal date to March 30th, subject to shareholder election of the new Board members for the fund.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement through March 30, 2013, subject to shareholder approval of the Board Consolidation as described above, was in the best interests of the fund and its shareholders.

The Fund	33

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BASIC U.S. Mortgage Securities Fund

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J, Skapyak, President
Date:	August 20, 2012

By: /s/James Windels
James Windels, Treasurer
Date:	August 20, 2012

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EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)